Exhibit 4(b)(15)

                               FIRST AMENDMENT TO
                            FACILITY B LOAN AGREEMENT

      THIS FIRST AMENDMENT TO FACILITY B LOAN AGREEMENT (this "Amendment") dated as of the 6th day of November, 1998 (the "Amendment Date"), by and among Vanguard Cellular Financial Corp., a North Carolina corporation (the "Borrower"), the Lenders (as defined in the Loan Agreement defined below), The Bank of New York and The Toronto-Dominion Bank, as co-administrative agents (the "Co-Administrative Agents"), The Bank of New York, as funding agent (the "Funding Agent"), The Toronto-Dominion Bank, as documentation agent (the "Documentation Agent"), NationsBank, N.A. (successor by merger to NationsBank of Texas, N.A.), as syndication agent (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as collateral agent (the "Collateral Agent", and collectively with the Co-Administrative Agents, the Funding Agent, the Documentation Agent and the Syndication Agent, the "Agents"),

                             W I T N E S S E T H:
                             --------------------

      WHEREAS, the Borrower, the Lenders and the Agents are parties to that certain Facility B Loan Agreement made as of the 20th day of February, 1998 (the "Loan Agreement"); and

      WHEREAS, the Borrower has requested, and the Lenders have agreed, subject to the terms hereof, to amend the Loan Agreement as more fully set forth herein;

      WHEREAS, the Borrower has requested, and the Lenders have agreed, subject to the terms hereof, to consent to the merger (the "Winston Merger") of Vanguard with and into Winston, Inc., a Delaware corporation ("Winston"), pursuant to that certain Agreement and Plan of Merger dated as of October 2, 1998 among AT&T Corp., Winston and Vanguard, as amended by the First Amendment thereto (the "Winston Merger Agreement"), as more fully set forth herein;

      WHEREAS, the Borrower has requested, and the Lenders have agreed, subject to the terms hereof, to consent to the tender for, repurchase, defeasance or other retirement of the Vanguard Debentures (the "Vanguard Repurchase") and to the making of Restricted Payments to Vanguard to fund the Vanguard Repurchase, as more fully set forth herein;

      NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

      1. Amendments to Article 1. Section 1.1 of the Loan Agreement, Defined Terms, is hereby amended by deleting the definition of "Vanguard Interest Rate Hedge Agreements" in its entirety and by substituting in lieu thereof the following:

            "'Vanguard Interest Rate Hedge Agreements' shall mean, collectively,
      (a) any interest rate swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements designed to reduce interest costs under the Vanguard Debentures, arising at any time between Vanguard, on the one hand, and any one (1) or more of the Lenders, or any other Person (other than an Affiliate), on the other hand, as such agreement or arrangement may be modified, supplemented and in effect from time to time; provided that (i) any such agreements or arrangements have an aggregate notional amount of not more than fifty percent (50%) of the aggregate outstanding principal amount of the Vanguard Debentures and (ii) the obligation to pay interest in respect of such notional amount shall be capped at a rate acceptable to the Co-Administrative Agents for a period of not less than three (3) years from the date of such agreement or arrangement; and (b) any interest rate swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements which relate to the repurchase of the Vanguard Debentures, arising at any time between Vanguard, on the one hand, and any one (1) or more of the Lenders, or any other Person (other than an Affiliate), on the other hand, as such agreement or arrangement may be modified, supplemented and in effect from time to time; provided that any such agreements or arrangements have an aggregate notional amount of not more than sixty percent (60%) of the aggregate outstanding principal amount of the Vanguard Debentures."

      2. Amendment to Article 7. Section 7.7 of the Loan Agreement, Restricted Payments and Purchases, is hereby amended by deleting such section in its entirety and by substituting in lieu thereof the following:

            "Section 7.7 Restricted Payments and Purchases. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase, except that (a) so long as no Default then exists or would be caused thereby and the stated Leverage Ratio under Section 7.10 hereof is equal to or less than 5.50:1, up to fifty percent (50%) of Excess Cash Flow for the preceding fiscal year of the Borrower may be used by the Borrower to pay dividends to its shareholders, provided that the Borrower shall provide the Lenders with a certificate, signed by the chief financial officer of the Borrower, demonstrating pro forma compliance with the terms of this Section 7.7, after giving effect to such dividend payments; (b) so long as no Default then exists or would be caused thereby, the Borrower may make distributions to Vanguard (other than distributions permitted in clause (d) of this Section 7.7) in an aggregate amount not to exceed, together with Acquisitions and Investments permitted pursuant to 7.6(b)(ii)
      hereof, $100,000,000.00 during the term of this Agreement, provided that such distributions shall be used by Vanguard for the purpose of repurchasing its Capital Stock; (c) so long as no Default then exists or would be caused thereby, the Borrower may make loans to employees, so long as (i) the outstanding amount of such payments or loans does not exceed $15,000,000.00 in the aggregate at any time, (ii) no such loans to an employee are permitted to remain unreimbursed or unpaid by any such employee for more than five (5) years, and (iii) the proceeds of such loans shall be used to pay withholding taxes incurred in connection with the exercise of options to purchase Capital Stock of Vanguard by such employees; (d) so long as no Default then exists or would be caused thereby, the Borrower may make distributions to Vanguard, or distributions to a third party financial intermediary appointed by Vanguard, in an aggregate amount not to exceed $250,000,000.00 during the term of this Agreement to be used solely to pay (i) an amount sufficient to tender for, repurchase, defease or otherwise retire the Vanguard Debentures, (ii) current scheduled payments of accrued interest with respect to the Vanguard Debentures and payments by Vanguard pursuant to any Vanguard Interest Rate Hedge Agreements, and (iii) any fees and expenses incurred in connection with the tender for, repurchase, defeasance or other retirement of the Vanguard Debentures) and (e) the Borrower may pay expenses of Vanguard related solely to its operating obligations in an amount not to exceed $1,250,000.00 for any fiscal year."

      3. Amendment to Article 8. Section 8.1 of the Loan Agreement, Events of Default, is hereby amended by deleting subsection (q) in its entirety and by substituting in lieu thereof the following:

            "(q) Vanguard shall (i) make any acquisition of or investment in any assets or interests of any Person or (ii) issue or extend any Guaranties or incur any Indebtedness (excluding expenses incurred by Vanguard solely as a result of its operating obligations to the extent the payment thereof would be permitted pursuant to Section 7.7(e) hereof) other than (A) Indebtedness arising under the Vanguard Subordinated Debt, (B) obligations arising under any Vanguard Interest Rate Hedge Agreement and (C) acceptance of promissory notes of employees, or making loans to employees, in each case, with respect to and solely for use in, the payment of the exercise price of stock options granted by Vanguard;"

      4. Consent to the Winston Merger. The Borrower has informed the Lenders that Vanguard has entered into the Winston Merger Agreement, pursuant to which Vanguard will merge with and into Winston. The Borrower has informed the Agents and the Lenders that the Winston Merger will result in a Change of Control under the Loan Agreement. Section 8.1(o) of the Loan Agreement provides that an Event of Default will occur as the result of a Change of Control. The Borrower has requested that the Lenders consent to the Winston Merger and waive any Default or Event of Default which may be caused by the consummation of the Winston Merger. Effective upon the execution and delivery of this Amendment by the Majority Lenders, the Lenders hereby consent to the Winston Merger and waive any Default or Event of Default which may be caused by the consummation of the Winston Merger, provided that the Obligations are repaid in full within sixty (60) days after the Closing Date (as defined in the Winston Merger Agreement).

      5. Consent to Vanguard Repurchase. The Borrower has informed the Lenders that Vanguard intends to tender for, repurchase, defease or otherwise retire the Vanguard Debentures. The Borrower has requested that the Lenders consent to the Vanguard Repurchase and waive any Default or Event of Default which may be caused by the Vanguard Repurchase, including the execution of any supplemental indenture to the Vanguard Indenture. Effective upon the execution and delivery of this Amendment by the Majority Lenders, the Lenders hereby consent to the Vanguard Repurchase and waive any Default or Event of Default which may be caused by the Vanguard Repurchase, provided that (a) in the event the Vanguard Debentures are defeased in accordance with the Vanguard Indenture, the Co-Administrative Agents have received evidence reasonably satisfactory to them that the conditions specified to such defeasance in the Vanguard Indenture, as in effect on the date of any such defeasance, have been satisfied within five
(5) Business Days of the date of the Request for Advance submitted by the Borrower under the Loan Agreement for the purpose of making the deposit required by the Vanguard Indenture, and (b) in the event the Vanguard Debentures are tendered for, repurchased or otherwise retired, the Co-Administrative Agents have received documentation necessary to complete such tender for, repurchase or other retirement in form and substance reasonably satisfactory to them.

      6. No Other Amendment or Waiver. Notwithstanding the agreement of the Lenders to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Loan Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Agents or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

      7. Representations and Warranties. The Borrower hereby represents and warrants in favor of each Agent and each Lender as follows:

      (a) The Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

      (b) This Amendment has been duly authorized and validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms;

      (c) The execution and delivery of this Amendment and the performance by the Borrower under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any of its Subsidiaries which has not already been obtained, nor is in contravention of or in conflict with the articles of incorporation, by-laws or partnership agreements of the Borrower or any of its Subsidiaries, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking to which the Borrower or any of its Subsidiaries is a party or by which any of their respective assets or properties is or may become bound; and

      (d) The representations and warranties contained in Section 4.1 of the Loan Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the Agreement Date. No Default now exists or will be caused hereby.

      8. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agents of counterparts hereof executed by the Majority Lenders and the Borrower and of all documents, instruments, consents or items which the Co-Administrative Agents shall deem appropriate in connection herewith.

      9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

      10. Loan Documents. Each reference in the Loan Agreement or any other Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby and as the same may hereafter be amended.

      11. Governing Law. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York, applicable to agreements made and to be performed in New York.

      12. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 8 hereof, this Amendment shall be effective as of the Amendment Date.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.


                              VANGUARD CELLULAR FINANCIAL CORP.,
                              a North Carolina corporation



                              By: /s/ Stephen L. Holcombe
                                  -------------------------------
                                  Name:  Stephen L. Holcombe
                                         ------------------------
                                  Title: Vice President
                                         ------------------------

[CORPORATE SEAL]

                              Attest: /s/ Richard C. Rowlenson
                                      ---------------------------
                                      Name:  Richard C. Rowlenson
                                             --------------------
                                      Title: Assistant Secretary
                                             --------------------


                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                                Signature Page 1

                              THE BANK OF NEW YORK, as Co-Administrative Agent and Lender



                              By:  /s/ Gerry Granovsky
                                   ------------------------------
                                   Gerry Granovsky
                                   Assistant Vice President





                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                                Signature Page 2

                              THE TORONTO-DOMINION BANK, as
                              Co-Administrative Agent



                              By: /s/ Alva J. Jones
                                  -----------------------------------
                                  Alva J. Jones
                                  Manager, Credit Administration






                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                                Signature Page 3

                              TORONTO DOMINION (TEXAS), INC., as Lender



                              By: /s/ Alva J. Jones
                                  ------------------------------------
                                  Alva J. Jones
                                  Vice President







                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                                Signature Page 4

                              NATIONSBANK, N.A. (formerly known as NationsBank of Texas, N.A.), as Lender



                              By:  /s/ Pamela S. Kurtzman
                                   -------------------------------------
                                   Name:  Pamela S. Kurtzman
                                          ------------------------------
                                   Title: Vice President
                                          ------------------------------






                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                                Signature Page 5

                              THE BANK OF NOVA SCOTIA, as a Lender



                              By:  /s/ Vincent J. Fitzgerald, Jr.
                                   ------------------------------------
                                   Name:  Vincent J. Fitsgerald, Jr.
                                          -----------------------------
                                   Title: Authorized Signatory
                                          -----------------------------







                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                                Signature Page 6

                              BANKBOSTON, N.A., as a Lender



                              By: /s/ Julie V. Jalalian
                                  -----------------------------
                                  Name:  Julie V. Jalalian
                                         ----------------------
                                  Title: Director
                                         ----------------------






                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                                Signature Page 7

                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a
                              Lender



                              By:  /s/ Emile Elnems
                                   -----------------------------------
                                   Name:  Emile Elnems
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------






                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                                Signature Page 8

                              BANQUE PARIBAS, as a Lender



                              By:
                                  ---------------------------------
                                   Name:
                                          -------------------------
                                   Title:
                                          -------------------------


                              By:
                                   --------------------------------
                                   Name:
                                          -------------------------
                                   Title:
                                          -------------------------






                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                                Signature Page 9

                              BARCLAYS BANK PLC, as a Lender



                                By: /s/ James K. Downey
                                    ------------------------------
                                    Name:  James K. Downey
                                           -----------------------
                                    Title: Director
                                           -----------------------










                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 10

                            CoBANK, ACB, as a Lender



                            By: /s/ Gloria S. Hancock
                                -----------------------------------
                                Name:  Gloria S. Hancock
                                       ----------------------------
                                Title: Assistand Vice President
                                       ----------------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 11

                              CREDIT LYONNAIS NEW YORK BRANCH, as a Lender



                              By:
                                   ---------------------------------
                                   Name:
                                          --------------------------
                                   Title:
                                          --------------------------









                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 12

                              FIRST HAWAIIAN BANK, as a Lender



                              By: /s/ James C. Polk
                                  -----------------------------------
                                  Name:  James C. Polk
                                         ----------------------------
                                  Title: Assistant Vice President
                                         ----------------------------









                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 13

                              THE FIRST NATIONAL BANK OF MARYLAND, as a Lender



                              By: /s/ Timothy A. Knabe
                                  -------------------------------
                                  Name:  Timothy A. Knabe
                                         ------------------------
                                  Title: Vice President
                                         ------------------------









                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 14

                              FLEET NATIONAL BANK, as a Lender



                              By: /s/ David C. Belanger
                                  --------------------------------
                                  Name:  David C. Belanger
                                         -------------------------
                                  Title: Bank Officer
                                         -------------------------









                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 15

                              ROYAL BANK OF CANADA, as a Lender



                              By: /s/ Thomas M. Byrne
                                  -----------------------------
                                  Name:  Thomas M. Byrne
                                         ----------------------
                                  Title: Senior Manager
                                         ----------------------







                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 16

                              SOCIETE GENERALE, as a Lender



                              By:
                                  -----------------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 17

                              THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH, as a Lender



                              By: /s/ Stephen Stratico
                                  ----------------------------
                                  Name:  Stephen Stratico
                                         ---------------------
                                  Title: Vice President
                                         ---------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 18

                              ABN AMRO BANK N.V., as a Lender



                              By: /s/ Steven L. Hipsman
                                  --------------------------
                                  Steven L. Hipsman
                                  Vice President


                              By: /s/ Robert A. Budnek
                                  --------------------------
                                  Robert A. Budnek
                                  Vice President







                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 19

                              FIRST UNION NATIONAL BANK (formerly known as
                              Corestates Bank, N.A.), as a Lender



                              By: /s/ Jon W. Peterson
                                  --------------------------------
                                  Name:  Jon W. Peterson
                                         -------------------------
                                  Title: Vice President
                                         -------------------------







                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 20

                             CIBC INC., as a Lender



                             By: /s/ Harold Birk
                                 ---------------------------------------
                                 Name:  Harold Birk
                                        --------------------------------
                                 Title: Executive Director
                                        --------------------------------
                                        CIBC Oppenheimer Corp., AS AGENT







                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 21

                              BANK OF HAWAII, as a Lender



                              By: /s/ Eric N. Pelletier
                                  ------------------------------------
                                  Name:  Eric N.  Pelletier
                                         -----------------------------
                                  Title: Vice President
                                         -----------------------------







                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 22

                              BANQUE NATIONALE DE PARIS, as a Lender


                              By: /s/ Serge Desrayaud
                                  -------------------------------------
                                  Name:  Serge Desrayaud
                                         ------------------------------
                                  Title: Vice President and Team Leader
                                         ------------------------------


                              By: /s/ Stephanie Rogers
                                  -------------------------------------
                                  Name:  Stephanie Rogers
                                         ------------------------------
                                  Title: Vice President
                                         ------------------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 23

                              THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Lender



                              By: /s/ Rebecca J.S. Silbert
                                  -------------------------------------
                                  Name:  Rebecca J.S. Silbert
                                         ------------------------------
                                  Title: SVP
                                         ------------------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 24

                              UNION BANK OF CALIFORNIA, N.A., as a Lender



                              By: /s/ Peter C. Conney
                                  ---------------------------------------
                                  Name:  Peter C. Conney
                                         --------------------------------
                                  Title: Assistant Vice President
                                         --------------------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 25

                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES, as a Lender



                              By: /s/ Patrick A. Keleher
                                  ----------------------------------------
                                  Name:  Patrick A. Keleher
                                         ---------------------------------
                                  Title: Vice President
                                         ---------------------------------


                              By: /s/ Helen Ng
                                  ----------------------------------------
                                  Name:  Helen Ng
                                         ---------------------------------
                                  Title: Assistant Vice President
                                         ---------------------------------







                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 26

                              KEY CORPORATE CAPITAL INC., as a Lender



                              By: /s/ Kenneth J. Keeler
                                  ------------------------------------
                                  Name:  Kenneth J. Keeler
                                         -----------------------------
                                  Title: Senior Vice President
                                         -----------------------------









                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 27

                              PNC BANK, NATIONAL ASSOCIATION, as a Lender


                              By: /s/ Karen L. Kooman
                                  ------------------------------------
                                  Name:  Karen L. Kooman
                                         -----------------------------
                                  Title: Assistant Vice President
                                         -----------------------------









                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 28

                              THE SUMITOMO BANK, LIMITED, as a Lender



                              By:
                                  -----------------------------------
                                  Name:
                                         ----------------------------
                                  Title:
                                         ----------------------------







                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 29

                              SUNTRUST BANK, CENTRAL FLORIDA, N.A., as a Lender



                              By: /s/ Jeffrey S. Ferry
                                  ------------------------------------
                                  Name:  Jeffrey S. Ferry
                                         -----------------------------
                                  Title: 1st Vice President
                                         -----------------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 30

                              RIGGS BANK N.A., as a Lender



                              By: /s/ Craig A. Havard
                                  -----------------------------------
                                  Name:  Craig A. Havard
                                         ----------------------------
                                  Title: Vice President
                                         ----------------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 31

                              THE FUJI BANK, LIMITED, NEW YORK BRANCH, as a
                              Lender



                              By:
                                  ------------------------------------------
                                  Name:
                                          ----------------------------------
                                  Title:
                                          ----------------------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 32

                              THE SANWA BANK, LIMITED, as a Lender



                              By:
                                  ------------------------------------
                                  Name:
                                         -----------------------------
                                  Title:
                                         -----------------------------








                                                              First Amendment to
                                                       Facility B Loan Agreement
                                                               Signature Page 33